UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2007

VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-33606	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE
EX-99.2: TRANSCRIPT OF THIRD QUARTER EARNINGS CALL
EX-99.3: INVESTOR FINANCIAL SUPPLEMENT

Item 2.02  Results of Operations and Financial Condition.
     On November 5, 2007, Validus Holdings, Ltd. (the “Registrant”) issued a press release reporting its earnings for the three month period ended September 30, 2007.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
     On November 6, 2007, the Registrant held its third quarter 2007 earnings conference call, broadcast live by webcast. A transcript of the call is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
     In addition, a copy of the Validus Holdings, Ltd. Investor Financial Supplement for the quarter ended September 30, 2007 is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing
 Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 5, 2007 announcing the earnings of Validus Holdings, Ltd. for the three month period ended September 30, 2007

99.2	Transcript of Validus Holdings, Ltd. third quarter earnings call.

99.3	Investor Financial Supplement for the quarter ended September 30, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 9, 2007

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Joseph E. (Jeff) Consolino
	Name:	Joseph E. (Jeff) Consolino
	Title:	Executive Vice President & Chief Financial Officer